SCHEDULE "H"

                                                                 Court File No.:

                        ONTARIO SUPERIOR COURT OF JUSTICE
                                  IN BANKRUPTCY
                                 COMMERCIAL LIST

                       IN THE MATTER OF THE BANKRUPTCY AND
                 INSOLVENCY ACT, R.S.C. 1985, C. B-3, as amended

                 AND IN THE MATTER OF GALAVU ENTERTAINMENT INC.,

THE HONOURABLE            )                         , THE        DAY
                          )
JUSTICE                   )                OF SEPTEMBER, 1999

B E T W E E N:

                       CANADIAN IMPERIAL BANK OF COMMERCE

                                                                       Applicant
                                     - and -

                            GALAVU ENTERTAINMENT INC.

                                                                      Respondent

                                    O R D E R

            THIS APPLICATION, made by Canadian Imperial Bank of Commerce, for, inter alia, an order appointing Arthur Andersen Inc. as Interim Receiver of the assets, property and undertaking of GalaVu Entertainment Inc. (the "Company") pursuant to s.47 of the Bankruptcy and Insolvency Act ("BIA") was heard this day at 393 University Avenue, Toronto, Ontario.

            ON READING the Notice of Application herein, the affidavit of Jennifer Logan-Klassen sworn September 10, 1999 and the affidavit of Gerry Soucie sworn September 10, 1999, and on hearing the submissions of counsel for the Applicant and the Company.

Confirmation of Service

1. THIS COURT ORDERS that the time for and necessity of service of the Notice of Application and the Application Record herein is hereby abridged, that this Application is properly returnable before the Court, that all parties entitled to notice of this Application have been duly served with Notice of this Application, and that further service thereof is hereby dispensed with.

Appointment and Powers

2. THIS COURT ORDERS that Arthur Andersen Inc. ("Interim Receiver"), having an office in the City of Toronto, in the Municipality of Metropolitan Toronto, be and it is hereby appointed Interim Receiver under section 47(1) of the BIA with full control and power over all aspects of the assets, property and undertaking of the Company (the "Property") and with authority to receive, protect, dispose of and sell the Property or any part thereof, and to act at once until further order of this Court.

3. THIS COURT ORDERS that the Company and its past and present directors, officers, employees, servants, shareholders, lawyers (subject to issues of privilege), accountants, consultants, agents and any and all other persons having notice of this order, deliver the Property to the Interim Receiver together with all books, documents, contracts, papers and records of every nature and kind whatsoever relating to the Property and the obligations and liabilities of the Company, and further that such persons grant to the Interim Receiver full access to and use of accounting, data processing and computer facilities relating thereto, provided that such persons shall be required to deliver up copies of such material to the Interim Receiver only upon payment of their fair and reasonable cost of making such copies.

4. THIS COURT ORDERS that without limiting the generality of paragraph 2 above, and without requiring the Interim Receiver to do so, the Interim Receiver shall be at liberty:

      (a) to take possession and control of the Property and to carry on the business of the Company;

      (b) to take such steps to receive, protect, dispose of and sell the Property as deemed appropriate by the Interim Receiver;

      (c) to make arrangements with such agents, assistants and employees as the Interim Receiver may consider necessary or desirable to secure their assistance in the exercise of the Interim Receiver's powers and the performance of its duties hereunder;

      (d) to institute and prosecute all suits, proceedings, and actions in and before the Courts and administrative bodies, and any and all arbitration proceedings as may in its judgment be necessary for the proper protection, preservation, disposition or sale of the Property and likewise to defend all suits, proceedings, arbitration proceedings and actions instituted against it as the Interim Receiver and to appear in and conduct the prosecution and defence of any suits, proceedings, arbitrations and actions now pending in any Court or administrative body or before any arbitrator against the Company relating to the Property including such appeals as the Interim Receiver shall deem proper and advisable in respect of any order, decision, or judgment pronounced in any such suits, proceedings, arbitrations or actions;

      (e) to receive and collect all monies now or hereafter owing to the Company and to enforce all security held by the Company in respect thereof;

      (f) to extend the time for payment of any monies due to the Company with or without security and to settle or compromise any such indebtedness;

      (g) to apply for any permits, licenses, approvals or permissions as may be required by any governmental authority;

      (h) to take such steps as the Interim Receiver deems necessary or desirable to preserve and protect the Property including, making payments to persons having mortgages, charges or encumbrances;

      (i) to settle and pay any claims which may be made or brought against the Company on such terms and in such manner as the Interim Receiver deems necessary or advisable;

      (j) to execute in the name of and on behalf of the Company all necessary bills of sale, conveyances, deeds and documents of whatsoever nature which the Interim Receiver considers to be necessary or incidental to the exercise of the powers granted hereby;

      (k) to vote any shares and exercise any rights the Company may have as a shareholder with resect to any shares included in the Property;

      (l) to make an assignment of all of the Property for the general benefit of the Company's creditors pursuant to the BIA, and to act as trustee in bankruptcy of the Company;

      (m) to abandon any lease and any ancillary agreements relating to any leased premises; and

      (n) to sell, transfer, or assign, whether on credit, by private tender, public auction or otherwise, or to lease or mortgage the Property or any part or parts thereof out of the ordinary course of business, without compliance with Part V of the Personal Property Security Act (Ontario) or similar legislation in other Provinces or Territories in Canada, or any other notice, statutory or otherwise, which a creditor or other party may be required to issue in order to dispose of the collateral of a debtor, and the Interim Receiver is hereby relieved of any obligation to issue any such notices; and

      (o) to take any steps, enter into any agreements or incur any obligations necessary or incidental to the exercise of the aforesaid powers.

5. THIS COURT ORDERS that the Interim Receiver shall be at liberty to retain counsel to advise it in connection with any matters associated with its appointment and the performance by it of its duties and the exercise of its powers hereunder and pay the fees and disbursements of its counsel.

6. THIS COURT ORDERS that the Interim Receiver may, from time to time, bring motions before this Court for advice and directions in the exercise of its powers and the performance of its duties hereunder and may apply to this court for its discharge at such time as may be appropriate.

Employees

7. THIS COURT ORDERS that the employment of all persons employed by the Company is by this order hereby terminated and the Interim Receiver is not the employer of the employees of the Company and shall not be liable to any of the employees of the Company for any wages (as "wages" are defined in the Employment Standards Act (Ontario) or similar legislation in other provinces) including severance pay, termination pay and vacation pay or any other obligations of the Company to its employees, except for such wages as the Interim Receiver may specifically agree to pay. Further, by the granting of this order, the business of the Company has not been sold and will continue to be the business of the Company until it is sold in whole or in part by the Interim Receiver or otherwise. In this paragraph, "sells" includes leases, transfers and any other manner of disposition, and "sold" and "sale" have corresponding meanings.

8. THIS COURT ORDERS that the Interim Receiver is at liberty to employ such agents, consultants and individuals to assist in the discharge of its duties and responsibilities herein, on such terms as the Interim Receiver may in its discretion deem appropriate, and such employment, engagement or retainer shall not constitute the Interim Receiver or the Applicant a successor employer to the Company pursuant to any legislation or at common law with respect to such employees or otherwise make the Interim Receiver or the Applicant liable to such employees for any liabilities of the Company to them or expose the Interim Receiver or the Applicant to liability for such employees arising from or relating to their previous employment by the Company.

Accounting for Receipts and Disbursements

9. THIS COURT ORDERS that the Interim Receiver shall pass its accounts and shall pay the balances in its hands as this Court may direct.

10. THIS COURT ORDERS the Interim Receiver's remuneration and any expenses which may be properly made or incurred by the Interim Receiver in connection with the exercise of its powers and the performance of its duties hereunder (including any fees and disbursements of its counsel, on a solicitor and his own client scale) shall be allowed to the Interim Receiver in the passing of its accounts and, except as otherwise provided in this Order, shall form a charge on the Property ranking in priority to all existing charges and encumbrances on the Property, in favour of the Applicant and all subsequent secured creditors, but subject to the rights of secured creditors having priority over the charges of the Applicant, if any.

11. THIS COURT ORDERS that the costs of the Applicant in the preparation of this Application, in the commencement of this Application and up to and inclusive of the hearing of this Application and the entry of this order, be assessed as between a solicitor and his own client, and be paid by the Interim Receiver as part of its expenses.

12. THIS COURT ORDERS that the Interim Receiver shall be at liberty, from time to time, to pay costs and other expenses relating to the Property, including its own remuneration and disbursements, from monies in its hands. Any amounts so applied against the Interim Receiver's remuneration and expenses shall constitute advances against the amounts allowed on the passing of the Interim Receiver's accounts.

Stay of Proceedings

13. THIS COURT ORDERS that no suits, actions, applications or administrative proceedings, self-help remedies, or any other acts, proceedings, rights or private remedies including, without limitation:

      (a)   any right of distraint or termination of any lease;

      (b) any right of termination of any contract of insurance for the Property or any portion thereof or in which the Company is a named or an unnamed insured or from which the Company may derive a benefit;

      (c) any right of termination, acceleration, suspension, modification, cancellation or alteration of any arrangement or agreement, whether written or oral, to which the Company is a party or in which the Company has an interest, whether as principal, agent, nominee or assignee, or pertaining to the Property, including, without limitation, any security agreement, mortgage, contract, letter of credit, guarantee, management agreement, lease, shareholders' agreement, operating agreement, license, service agreement, agreement of purchase and sale, supply agreement for the supply of goods or services to or by the Company, insurance contract, warranty service contract, distribution agreement, or conditional sales contract;

      (d) any right of distress or repossession, in relation to amounts due or accruing due or in respect thereof;

      (e) any right or entitlement to any construction, repair, storage or other lien relating to the Property or its proceeds;

      (f)   any right to issue a petition pursuant to the BIA;

shall be taken, commenced, continued or asserted against the Interim Receiver, the Company or the Property by any creditors, customers, clients, suppliers, contractors, lenders, landlords (including, without limitation, equipment lessors and lessors of real property), sub-landlords, tenants, sub-tenants, licensors, licensees, governments of any nation, province, state or municipality or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government in Canada or elsewhere and any corporation or other entity owned or controlled by or which is the agent of any of the foregoing, or by any other person, firm, corporation or entity wherever situate or domiciled (collectively, "Persons" and, individually, "Person"), without the specific written consent of the Interim Receiver or leave of this Court first being obtained on seven days notice to the Interim Receiver.

14. THIS COURT ORDERS that all Persons with notice of this order be and they are hereby enjoined from disturbing or interfering with the use by the Interim Receiver of utility services presently used by the Company in connection with the Property, including the furnishing of gas, heat, electricity, water, and telephone (including telephone, facsimile or other communications services at the present numbers used by the Company) in respect of any of the Property and the providers of such utilities are hereby enjoined from cutting off, or discontinuing or altering any such services without the specific written consent of the Interim Receiver or the leave of this Court first being obtained on seven days notice to the Interim Receiver, subject to the obligation of the Company or Interim Receiver to pay for such utilities or services provided to the Company or the Receiver, subsequent to the actual occupation by the Interim Receiver of the Premises to which such utilities or services are supplied, but not arrears.

15. THIS COURT ORDERS that, notwithstanding any provision hereof, all Persons having arrangements or agreements, whether written or oral, with the Company, are hereby restrained from accelerating, terminating, suspending, modifying, determining or cancelling such arrangements or agreements, notwithstanding any provisions therein contained to the contrary, without the prior written consent of the Interim Receiver or leave of this Court first being obtained on seven days notice to the Interim Receiver. All such Persons shall continue to perform and observe the terms, conditions and provisions contained in such agreements on their part to be performed or observed. Without limiting the generality of the foregoing, all Persons be and they are restrained until further Order of this Court from terminating, suspending, modifying, cancelling, disturbing or otherwise interfering in any way with the present or future occupation by the Company or the Interim Receiver or its licensees or assigns, of any premises leased, subleased or occupied by the Company, and the landlords of premises leased or subleased by the Company are hereby specifically restrained from taking any steps to terminate any lease, sublease, occupancy or other agreement to which the Company is a party, whether by notice of termination or otherwise, or to terminate any ancillary agreements or arrangements, without the prior written consent of the Interim Receiver or leave of this Court, subject to the obligation of the Interim Receiver to pay occupation rent for the period commencing with the date of this Order for leased premises actually occupied by the Interim Receiver, but not arrears, in accordance with the terms of the particular lease for such premises, or at the option of the Interim Receiver in advance on the first (1st) and fifteenth
(15th) day of the month in equal instalments, or as otherwise may be negotiated by the Interim Receiver from time to time. If any such occupation rent for any such leased premises remains outstanding for more than fifteen (15) days after writtn notice of non-payment has been given by the relevant landlord by telecopier to the Interim Receiver, the stay of proceedings with respect to such premises shall cease to have effect.

Borrowing Powers

16. THIS COURT ORDERS that the Interim Receiver shall be at liberty and is hereby empowered to borrow monies from Canadian Imperial Bank of Commerce without personal liability from time to time as it may consider necessary, not to exceed $500,000 in principal amount in the aggregate, at such rate or rates of interest as it deems advisable and for such period or periods as it may be able to arrange, for the purpose of exercising its powers and performing its duties. The Interim Receiver is authorized to pledge, assign or give security or securities on any of the Property and/or its proceeds which shall be subject to the priority of the Applicant's security, the rights of the secured creditors ranking in priority to the Applicant, and to the charge in favour of the Interim Receiver granted in this Order.

17. THIS COURT ORDERS that the monies authorized to be borrowed by this Order shall be evidenced by a certificate or certificates substantially in the form of the draft certificate attached as Schedule "A" to this Order and shall be in the nature of revolving credit which the Interim Receiver may pay off or re-borrow within the limits of the authority hereby conferred.

18. THIS COURT ORDERS that all monies from time to time borrowed by the Interim Receiver pursuant to this Order or to any further Order of this Honourable Court and all Receiver's certificates representing the same or any other part thereof shall rank pari passu unless the holders of such certificates agree otherwise.

19. THIS COURT ORDERS that any security granted by the Interim Receiver in connection with its borrowings shall not be enforced without leave of this Honourable Court first being obtained.

Environmental

20. THIS COURT ORDERS AND DECLARES that the Interim Receiver is not an owner of any property or assets for any purpose including the purposes of Environmental Legislation as defined below. "Environmental Legislation" is any legislation for the protection of the environment including, without limitation, the Canadian Environmental Protection Act, R.S.C. 1985, c.16 (4th Supp.), the Environmental Protection Act, R.S.O. 1990, c. E-19, the Ontario Water Resources Act, R.S.O. 1990, c. O-40, the Occupational Health and Safety Act, R.S.O. 1990, c. O-1, the regulations thereunder or any other statute, regulation or rule of law or equity under any federal, provincial or other jurisdiction whatsoever.

21. THIS COURT ORDERS that the Interim Receiver shall not be deemed to have taken possession of any real property owned or leased by the Company, for any purpose including the purposes of Environmental Legislation, by reason only of the Interim Receiver's action in entering upon any such property for the purpose of obtaining access to the books and records of the Company.

Sale of Assets

22. THIS COURT ORDERS that the Interim Receiver is authorized and directed to accept the offer to purchase dated September 10, 1999 executed by 1373224 Ontario Limited in the form attached as Exhibit "D" to the Affidavit of Jennifer Logan-Klassen sworn September 10, 1999 (the "Offer") filed, and the sale of the assets of the Company by the Interim Receiver, on the terms and conditions contained in such Offer, is hereby approved.

23. THIS COURT ORDERS that the Interim Receiver is authorized and directed to complete the transactions contemplated in the Offer, to execute and deliver any transfers, assignments, bills of sale, documents or instruments and agreements contemplated therein or as may be appropriate or necessary to complete the sale of the Purchased Assets as therein defined to 1373224 Ontario Limited (the "Transfer Documents"). Furthermore, the Interim Receiver shall be deemed to be the Vendor for all purposes thereunder.

24. THIS COURT ORDERS that effective on delivery by the Interim Receiver of the Transfer Documents to 1373224 Ontario Limited, and upon the terms and conditions set out in the Offer, all estate, right, title, interest, and benefit of the Interim Receiver and the Company, if any, in and to the Purchased Assets as therein defined shall vest in 1373224 Ontario Limited free and clear of all liens, charges, encumbrances, mortgages, security interests, executions, trusts, deemed trusts, levies, taxes, options, agreements, assignments, claims and rights whatsoever, (including any or all of the foregoing created by or pursuant to any orders made in these proceedings), other than the Permitted Encumbrances, as defined in the Offer, and this Court hereby declares that the transactions contemplated by the Offer are exempt from the provisions of the Bulk Sales Act (Ontario) or any similar legislation in any other province or territory of Canada.

25. THIS COURT ORDERS that the vesting of the Purchased Assets in 1373224 Ontario Limited as provided herein is without prejudice to the claims of the Applicant, and any other creditors of the Company to the net proceeds of the sale of the Purchased Assets received by the Interim Receiver pursuant to the Offer, and all liens, charges, encumbrances, mortgages and security interests in the Purchased Assets, other than the Permitted Encumbrances as defined in the Offer, shall continue in the net proceeds received by the Interim Receiver pursuant to the Offer, in the same priority as they had with respect to the Purchased Assets, subject to the priority provision of paragraph 10 hereof with respect to the charge in favour of the Interim Receiver.

Miscellaneous

26. THIS COURT ORDERS that the liability of the Interim Receiver which it may incur as a result of its appointment or as a result of the performance of its duties hereunder, save and except gross negligence, shall be limited in the aggregate to the proceeds realized in cash from the disposition of the Property or part thereof after the remuneration and disbursements of the Interim Receiver and any costs or obligations incurred by the Interim Receiver or by any other person in connection with the performance of its duties hereunder have been repaid.

27. THIS COURT HEREBY seeks and requests the aid and recognition of any Court or administrative body in any Province of Canada, any Canadian Federal Court or administrative body and any federal or state Court or administrative body in the United States of America or elsewhere to assist the Interim Receiver and its agents to carry out the terms of this order including the making of such vesting orders as may be requisite or desirable to complete the disposition of such of the Property as may be within the jurisdiction of such courts or administrative bodies, in addition to the provisions of s. 188 of the BIA. The Interim Receiver shall be at liberty and is hereby authorized and empowered to apply, without notice to the Company, as it may consider necessary or desirable to any other Courts or administrative bodies, whether in Canada, the United States or elsewhere, for orders recognizing the appointment of the Interim Receiver in such other jurisdictions. All Courts and administrative bodies of all such jurisdictions are hereby respectfully requested to make such orders and provide such assistance to the Interim Receiver, as an officer of the Court as they may deem necessary or appropriate for the purposes for which the Interim Receiver was appointed.


                                        ________________________________________

                                  SCHEDULE "A"

Amount $                                                  Receiver's Certificate

TO:__________________________

1. This is to certify that the undersigned, Arthur Andersen Inc., as the Interim Receiver of the assets and property (the "Property") of GalaVu Entertainment
Inc. pursuant to the Order of the Honourable [       ], of the Ontario Superior
Court of Justice dated the [       ] (hereinafter called the "Order"),
acknowledges that as such Interim Receiver it is indebted to the holder of this Certificate in the sum of ___________ Dollars ($___________) in lawful money of Canada.

2. The principal sum of ($         ) represented by this Certificate is payable
from the ________, 199_, on demand with interest thereon (both after as well as before maturity) at the Canadian Imperial Bank of Commerce prime interest rate, as reported or announced from time to time or failing such reporting or announcement, at the rate established by it on an unsecured demand loan in the City of Toronto, Province of Ontario in Canadian dollars to its most credit-worthy commercial customers, plus two per cent 2% per annum.

3. The principal sum of ($        ) together with interest thereon as aforesaid
is by the terms of the Order, together with the principal sums and interest thereon of all other Receiver's Certificates issued by the Receiver pursuant to the Order or to any further Order of the Court, a fixed specific charge on the Property ranking in priority to all charges and encumbrances on the Property save and except the charges in favour of Canadian Imperial Bank of Commerce, the charges in favour of all secured creditors ranking in priority to Canadian Imperial Bank of Commerce, if any, and the charges in favour of the Interim Receiver as set out in the Order subject to the right of the Receiver to be indemnified out of the Property with respect to its liabilities, expenses and its own remuneration properly incurred.

4. All sums payable in respect of principal and interest under this Certificate are payable at the office of Arthur Andersen Inc., Toronto, Ontario.

5. In case default shall be made in payment of interest on this Certificate and such default shall continue, the principal and any interest thereon of this Certificate may be declared immediately due and payable by the holder hereof. This Certificate shall not be enforced without leave of the Court, on motion made on notice to the Interim Receiver.

6. All liability in respect of the whole or any part of the principal sum for which this Certificate is issued and for further interest thereon shall at any time or from time to time be terminated on tender to the holder hereof of the whole or such part of such principal sum with interest accrued thereon as aforesaid to the date of such tender.

7. The Receiver does not undertake and is not under any personal liability to pay any sum in respect of which it may issue Certificates under the terms of the Order.

DATED at Toronto this             day of September, 1999.

                                         ARTHUR ANDERSEN INC.
                                         Interim Receiver of
                                         GalaVu Entertainment Inc.


                                         _________________________________

                                                                 Court File No.:

                        ONTARIO SUPERIOR COURT OF JUSTICE
                                  IN BANKRUPTCY
                                 COMMERCIAL LIST

                       IN THE MATTER OF THE BANKRUPTCY AND
                 INSOLVENCY ACT, R.S.C. 1985, c. B-3, as amended

                 AND IN THE MATTER OF GALAVU ENTERTAINMENT INC.

B E T W E E N :

                       CANADIAN IMPERIAL BANK OF COMMERCE

                                                                       Applicant

                                     - and -

                            GALAVU ENTERTAINMENT INC.

                                                                      Respondent

                              NOTICE OF APPLICATION

TO THE RESPONDENT

            A LEGAL PROCEEDING HAS BEEN COMMENCED by the applicant. The claim made by the applicant appears on the following page.

            THIS APPLICATION will come on for hearing before a judge presiding over the Commercial List on Monday, September 13, 1999 at 9:30 a.m. or as soon after that time as the matter can be heard at 393 University Avenue, Toronto, Ontario.

            IF YOU WISH TO OPPOSE THIS APPLICATION, you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38A prescribed by the Rules of Civil Procedure, serve it on the applicant's lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in this court office, and you or your lawyer must appear at the hearing.

            IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer must, in addition to serving your notice of appearance, serve a copy of the evidence on the applicant's lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but not later than 2 p.m. on the day before the hearing.

            IF YOU FAIL TO APPEAR AT THE HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE AND WITHOUT FURTHER NOTICE TO YOU. If you wish to oppose this application but are unable to pay legal fees, legal aid may be available to you by contacting a local Legal Aid office.

Date     September 13, 1999             Issued by  _____________________________
                                                          Local Registrar

                                        Address of court office:
                                        393 University Avenue
                                        Toronto, Ontario
                                        M5G 1E6

TO:      GALAVU ENTERTAINMENT INC.
         7800 Woodbine Avenue
         Suite 300
         Markham, Ontario
         L3R 2N7

                                   APPLICATION

1. The applicant makes application for:

      (a) an Order appointing Arthur Andersen Inc. as interim receiver (the "Interim Receiver") of the assets, property and undertaking of the Respondent, and for other relief as set out in the draft Order attached as Schedule "A";

      (b) an Order authorizing and directing the Interim Receiver to accept the offer dated September 10, 1999 by 1373224 Ontario Limited (the "Offer") to purchase certain of the assets, property, and undertaking of the Respondent (the "Purchased Assets");

      (c) an Order vesting all right, title, and interest of the Interim Receiver and Respondent, if any, in and to the Purchased Assets, in 1373224 free and clear of all claims of the Interim Receiver, the Respondent, and creditors of the Respondent, other than the Permitted Encumbrances, as defined in the Offer;

      (d) an Order abridging the time and/or dispensing with service of notice of this Application; and

      (e) such further and other relief as may to this Honourable Court seems just.

2. The grounds for the application are as follows:

      (a) the Applicant is GalaVu's largest secured creditor and is owed in excess of $19,000,000;

      (b) the Applicant has demanded payment by GalaVu of its indebtedness and has sent a notice to GalaVu under subsection 244(1) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, as amended (the "BIA");

      (c) all of the assets, property and undertaking of GalaVu are subject to the security in favour of the Applicant to which the aforesaid notice relates;

      (d) the appointment of the Interim Receiver is necessary for the protection of the Respondent's estate and the interest of the Applicant;

      (e) the Respondent has engaged in an extensive and lengthy process of soliciting offers to purchase its assets and negotiating a sale of its business;

      (f) the logical culmination of that process is the acceptance of the Offer which represents the best available alternative;

      (g) the appointment of the Interim Receiver and acceptance of the Offer will enable the business of GalaVu to be sold as a going concern and maximize recoveries for all stakeholders;

      (h)   s. 47 of the BIA; and

      (i)   such further and other grounds as counsel may advise.

3. The following documentary evidence will be used at the hearing of the application:

      (a) the affidavit of Jennifer Logan-Klassen sworn September 10, 1999, and the exhibits attached thereto;

      (b) the affidavit of Gerry Soucie sworn September 10, 1999, and the exhibits attached thereto;

      (c) such further and other material as counsel may advise and this Honourable Court may permit.

Date:  September 13, 1999                 BLAKE, CASSELS & GRAYDON
                                          Barristers & Solicitors
                                          Box 25, Commerce Court West
                                          Toronto, Ontario
                                          M5L 1A9

                                          Lisa S. Corne
                                          T: (416) 863-3896
                                          F: (416) 863-2653

                                          Solicitors for the Applicant